Exhibit 99.1

Investor Presentation Fourth quarter Ended December 31, 2016

2 SAFE HARBOR STATEMENT This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 giving Beneficial Bancorp’s expectations or predictions of future financial or business performance or conditions. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “prospects” or “potential,” by future conditional verbs such as “will,” “would,” “should,” “could” or “may”, or by variations of such words or by similar expressions. These forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made and we assume no duty to update forward-looking statements. Actual results may differ materially from current projections. In addition to factors previously disclosed in Beneficial Bancorp’s reports filed with the U.S. Securities and Exchange Commission and those identified elsewhere in this presentation, the following factors among others, could cause actual results to differ materially from forward-looking statements or historical performance: changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; our ability to control costs and expenses; changes in interest rates and capital markets; loan delinquency rates; inflation; customer acceptance of Beneficial Bank products and services; customer borrowing, repayment, investment and deposit practices; customer disintermediation; the introduction, withdrawal, success and timing of business initiatives; competitive conditions and our ability to offer competitive products and pricing; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions and divestitures; national, regional and local economic conditions; and the impact, extent and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and other legislative and regulatory actions and reforms. These factors should be considered in evaluating the forward-looking statements and undue reliance should not be placed on such statements. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. This presentation also includes interim and unaudited financial information that is subject to further review by Beneficial Bancorp’s independent registered public accounting firm.

3 INVESTMENT HIGHLIGHTS Source: U.S. Census Bureau, SNL Financial Stock price as of March 24, 2017 Strong core deposits Diversified loan portfolio History of growing core deposits and commercial loans organically and via .acquisition Effectively managing credit, interest rate, and liquidity risk Oldest and largest Philadelphia-based bank Solid Franchise Country’s 5th most populous city, 7th largest metropolitan area and major center of _economic activity(1) Favorable income and age demographics Significant opportunities to grow market share Dominated by large “out of town” banks Attractive Markets Demonstrated history of stock repurchases Disciplined acquirer Attractive dividend yield Shareholder Focused Stock Price $16.15(2) Current Price to TBV: 145%(2) is trading below peers Compelling Valuation

 4 OVERVIEW OF BENEFICIAL BANCORP ($ in millions) As of December 31, 2016 Corporate Headquarters Philadelphia, PA Branches 63 (40 in PA; 23 in NJ) Market Capitalization(1) $1,230.6 Total Assets $5,738.6 Total Deposits $4,158.2 Pennsylvania Philadelphia • Founded in 1853 • Oldest and largest bank headquartered in Philadelphia • #6 deposit market share in Philadelphia for all banks and thrifts • Largest locally-headquartered bank or thrift by assets or deposits (1) As of March 24, 2017 Source: SNL Financial Delaware Beneficial Bancorp, Inc. Headquarters 1818 Market Street, Philadelphia Beneficial Bank New Jersey

5 OUR MARKET – GREATER PHILADELPHIA Excludes Beneficial Bank Source: U.S. Census Bureau, SNL Financial, U.S. Bureau of Labor Statistics Opportunity for Growth Both Organically and through Acquisitions in the Attractive Philadelphia MSA Philadelphia is 7th largest metropolitan region in the U.S. 66 colleges and universities in the area Median household income of $66k versus national median of $57k Community banks comprise a large portion of total institutions in Philadelphia Metro area (86 of 100) 77 of 100 Philadelphia banking institutions have less than 10 branch locations Only 10 of 100 Philadelphia banking institutions have more than 50 branch locations Beneficial is large enough to compete with the largest financial institutions Beneficial has enough capital to enhance existing branch footprint or strategically grow in other key Philadelphia/Southern New Jersey markets

 BENEFICIAL TODAY- COMPETITIVE ADVANTAGE (S in thousands) Rank Bank Branches Market Share 1 40 $13,225,287 26.76% 2 38 $8,275,698 16.74% 3 18 $7,707,392 15.59% 4 54 $7,515,005 15.20% 5 23 $4,097,430 8.29% 16 $1,585,253 3.21% 7 Santander 18 $1,478,116 2.99% B 10 8 $982,362 1.99% 5 $678,059 1.37% 7 $532,747 1.08%

STRATEGIC PRIORITIES 7 Continued focus on growing commercial loan portfolio Improving balance sheet mix Disciplined in the pricing of loan and deposit products Stay focused on operating efficiency and cost structure Improve Profitability Maintain low levels of non-performing assets Maintain strong reserves Employ prudent underwriting standards for new originations Asset Quality Maintain strong capital levels to allow strategic flexibility Invest in profitable businesses Share repurchases Dividends Execute acquisitions with strategic and financial fit Capital Management Invest in and leverage IT platform to improve efficiency, control, and scalability Continued focus on risk management and compliance functions Optimizing mobile banking Enhancing online capabilities with completion of website and cash management solutions Operations / Technology Educate our customers to do the right thing financially Continue marketing campaign and brand refresh on Beneficial as “TRUE TO OUR NAME. SINCE 1853.” Highlight Beneficial’s commitment to financial education Focus on communicating our core mission to provide customers with the tools, knowledge .and guidance to help them make wise financial decisions Brand

BRAND – EDUCATING OUR CUSTOMERS Sell Through Education Deepen Relationships with Customers Capitalize on Cross-Selling Opportunities Higher Brand Advocacy Maximize our Customers’ Experience The Beneficial Conversation 8

Common Stock Repurchases First 10% stock repurchase program completed in May 2016 of which Beneficial repurchased 8.292 million shares Second 10% stock repurchase program adopted and announced in July 2016 for up to 7.77 million shares Dividends Declared first-ever dividend of 6 cents per share in July 2016, and another 6 cent dividend in both October 2016 and January 2017 Will continue to evaluate future quarterly dividends based on financial performance Acquisitions Will focus on in-market and contiguous market opportunities Maintain discipline on financial hurdles including earnings accretion, tangible book value dilution, earn-back period and internal rate of return Completed the acquisition of Conestoga Bank on April 14, 2016 and have successfully integrated the business CAPITAL MANAGEMENT 9

FOCUSED ON PRUDENT CAPITAL MANAGEMENT 10 Have actively reduced excess capital since the second step conversion while driving improved financial performance Capital ratios remain strong subsequent to the completion of the Conestoga transaction and the share repurchase programs Capital will be deployed in the future to support organic growth, the second share repurchase plan, dividends and acquisitions

STOCK PERFORMANCE 11 Source: SNL Financial Stock has performed well since second step conversion in 2015

2016 HIGHLIGHTS Net interest margin increased to 3.00% for both the quarter and year ended December 31, 2016, compared to 2.84% and 2.80% for the same periods in 2015, respectively. Margin has benefited from organic loan growth, the impact of the Conestoga Bank acquisition, and continued improvement in the mix of our balance sheet. For the year ended December 31, 2016, net interest income increased $26.7 million, or 21.5%, to $150.9 million compared to $124.2 million for the same period in 2015, primarily due to the Conestoga Bank acquisition and organic loan growth. For the year ended December 31, 2016, our loan portfolio increased $1.1 billion, or 36.3%, due primarily to the acquisition of Conestoga Bank loans of $518.3 million (17.6% growth), net organic growth of $433.3 million (14.7% growth), and the purchase of $117.5 million of commercial real estate loans (4.0% growth). Asset quality metrics continued to remain strong with non-performing assets, excluding government-guaranteed student loans, to total assets of 0.22% as of December 31, 2016 compared to 0.33% at December 31, 2015. Net charge-offs for the quarter and year ended December 31, 2016 totaled $1.7 million, or 17 basis point of average loans, and $2.7 million, or 8 basis points of average loans. Remained focused on deploying our capital from the second step conversion with the tangible capital to tangible assets ratio declining to 15.1% at December 31, 2016 from 21.0% as of December 31, 2015, primarily due to the Conestoga Bank acquisition, share repurchases, and cash dividends. Tangible book value per share totaled $11.11 at December 31, 2016. 12

TRANSFORMING BALANCE SHEET COMPOSITION TO IMPROVE EARNINGS ($ in millions) ($ in millions) (1) Excludes Municipal, Time and Stock Subscription Proceeds 13 * Excludes Stock Subscription Proceeds Core Deposits (1) Loan to Deposit Ratio Loans

EARNINGS PERFORMANCE IMPROVING ($ in millions) 14 ($ in thousands) Note: As a result of the second-step conversion on January 12, 2015, all share and per share information, as appropriate, was adjusted to reflect the 1.0999 exchange ratio for preceding periods. (a): Includes merger and restructuring charges of $753 thousand for the year ended December 31, 2015. (b): Includes a $1.8 million one-time gain on the sale of an equity investment and $8.8 million merger and restructuring charges for the year ended December 31, 2016. Return on Average Assets Efficiency Ratio (a) (b) (b) (a) Net Interest Margin Earnings (b) (a)

Excluding government guaranteed student loans, non-performing assets/total assets totaled 0.22% as of December 31, 2016 Charge-off levels remain low Reserve levels remain strong. Excluding loans acquired in the Conestoga transaction, our loan loss reserve coverage ratio totaled 1.21% as of December 31, 2016. ($ in millions) FAVORABLE ASSET QUALITY TRENDS 15 ($ in millions) ($ in millions) Non-Performing Assets Allowance for Loan Losses Charge-Offs/Recoveries

APPENDIX FINANCIAL EXHIBITS

 ($ in millions) For the Yea r Ended 12/31/2012 12/31/2013 12/31/2014 12/31/2015 12/31/2016 Total Assets $5,006.4 $4,583.4 $4,751.5 $4,826.7 $5,738.6 Net Loans 2,389.7 2,286.2 2,371.1 2,895.9 3,967.3 Deposits 3,927.5 3,660.0 3,879.7 3,451.9 4,158.2 Total Stockholders' Equity 633.9 615.1 610.9 1,115.5 1,013.8 Gross Loans / Deposits 62.3% 64.0% 62.4% 85.2% 96.4% Net Income 14.2 12.6 18.0 22.9 25.5 ROAA 0.29% 0.26% 0.40% 0.48% 0.47% ROAE 2.23% 2.01% 2.94% 2.15% 2.45% Net Interest Margin 3.13% 2.81% 2.82% 2.80% 3.00% Efficiency Ratio 73.7% 81.1% 83.2% 79.8% 77.8% Non. Int. Exp. / Avg. Assets 2.55% 2.54% 2.64% 2.50% 2.58% NPAs / Assets 2.08% 1.79% 0.87% 0.81% 0.48% Reserves / Loans 2.36% 2.38% 2.09% 1.55% 1.08%

LOAN PORTFOLIO • Investments in our commercial lending teams have helped drive strong organic commercial loan growth • During the second quarter 2016, we completed the acquisition of Conestoga Bank which increased total loans by $518.3 million Loan Portfolio Composition as of 12/31/2016 18 Commercial real estate 35% Small business leases 3% Commercial construction 6% Residential real estate 22% Home equity and lines of credit 6% Personal 1% Education 4% Automobile 6% Commercial business loans 17% 12/31/2015 12/31/2016 $ Change % Change Commercial real estate $971.1 $1,388.4 $417.3 43.0% Commercial business loans 496.3 694.3 198.0 39.9% Small business leases 0.0 139.0 139.0 100.0% Commercial construction 116.4 224.8 108.4 93.1% Total Commercial Loans 1,583.8 2,446.5 862.7 54.5% Residential real estate 735.4 894.3 158.9 21.6% Residential construction 0.3 0.2 (0.1) (33.3%) Total Residential Loans 735.7 894.5 158.8 21.6% Home equity and lines of credit 231.8 248.9 17.1 7.4% Personal 20.6 21.9 1.3 6.3% Education 181.7 164.2 (17.5) (9.6%) Automobile 187.8 234.6 46.8 24.9% Total Consumer Loans 621.9 669.6 47.7 7.7% 0.0 Total Loans $2,941.4 $4,010.6 $1,069.2 36.4% ($ in millions)

CASH AND INVESTMENTS $ in thousands We are focused on improving our balance sheet mix by reducing the percentage of our assets in cash and investments and growing our loan portfolio Cash and overnight investments combined with the investment portfolio represented 23.4% of the balance sheet as of December 31, 2016 down from 32.8% at December 31, 2015 Excludes Federal Home Loan Bank Stock ($ in millions) 19 ($ in millions) Cash and Overnight Securities Investment Securities(1)

SECURITIES PORTFOLIO • High quality investment portfolio • Provides steady stream of cash flow • Focused on keeping average life short (3.8 years) Estimated ($ in millions) Amortized Cost Fair Value Available-for-sale (AFS) GSE and Agency $4.7 $4.7 GNMA guaranteed mortgage certificates 3.7 3.9 GSE mortgage-backed securities 374.6 376.5 GSE collateralized mortgage obligations 22.9 22.7 Municipal bonds 2.3 2.4 Corporate securities 19.5 19.4 Money market and mutual funds 22.0 21.9 Total Available-for-sale $449.7 $451.5 Held-to-maturity (HTM) GSE mortgage-backed securities $569.3 $564.7 GSE collateralized mortgage obligations 30.6 30.4 Municipal bonds 0.6 0.7 Foreign bonds 2.0 2.0 Total held-to-maturity: $602.5 $597.8 Yield on Investment Securities 2.05% GSE and Agency 0.4% GNMA guaranteed mortgage certificates 0.4% GSE mortgage-backed securities 89.7% GSE collateralized mortgage obligations 5.1% Municipal bonds 0.3% Corporate securities 1.8% Money market and mutual funds 2.1% Foreign bonds 0.2%20

DEPOSIT COMPOSITION • Core deposits, excluding municipal deposits, have increased $469.4 million from December 31, 2015 • During the second quarter 2016, we completed the acquisition of Conestoga Bank which increased total deposits by $588.4 million 21 12/31/2015 12/31/2016 $ Change % Change Checking $1,167.0 $1,448.5 $281.5 24.1% Savings 1,132.8 1,265.9 133.1 11.7% Money Market 389.4 444.2 54.8 14.1% Total 2,689.2 3,158.6 469.4 17.5% Municipal Deposits 132.6 125.1 (7.5) (5.7%) Time Deposits 630.1 874.5 244.4 38.8% Total Deposits $3,451.9 $4,158.2 $706.3 20.5% ($ in millions) Checking 35% Savings 30% Money Market 11% Municipal Deposits 3% Time Deposits 21% Q4 2016 Total Deposits

COST OF DEPOSITS ($ in millions) 22 ($ in millions) ($ in millions) Cost of deposits has significantly declined Actively assessing and managing our deposit mix, deposit balance levels and pricing to maximize net interest margin and ROE Have aggressively re-priced and decreased the municipal deposit portfolio since 2012 Total Deposits (excluding Municipal Deposits) Municipal Deposits Certificates of Deposit

CALCULATION OF EFFICIENCY RATIO ($ in thousands) Noninterest Expense Net Interest Income Noninterest Income 12/31/2012 12/31/2013 12/31/2014 12/31/2015 12/31/2016 $123,125 $120,688 $118,251 $118,488 $139,124 $139,457 $123,736 $117,424 $124,222 $150,917 $27,606 $25,125 $24,783 $24,284 $27,805 Total Revenue $167,063 $148,861 $142,207 $148,506 $178,722 Efficiency Ratio 73.7% 81.1% 83.2% 79.8% 77.8%

 RECONCILIATION OF NON-GAAP MEASURES 24($ in thousands)12/31/2012 12/31/2013 12/31/2014 12/31/2015 12/31/2016 Total Stockholders' Equity $633,873 $615,146 $610,894 $1,115,546 $1,013,756 Goodwill ($121,973) ($121,973) ($121,973) ($121,973) ($169,125) Other intangibles ($9,879) ($8,007) ($6,136) ($4,389) ($4,446) Tangible Common Equity $502,021 $485,166 $482,785 $989,184 $840,185 Total Assets $5,006,404 $4,583,413 $4,751,522 $4,826,695 $5,738,593 Goodwill ($121,973) ($121,973) ($121,973) ($121,973) ($169,125) Other intangibles ($9,879) ($8,007) ($6,136) ($4,389) ($4,446) Tangible Assets $4,874,552 $4,453,433 $4,623,413 $4,700,333 $5,565,022 Tangible Common Equity / Tangible Assets 10.3% 10.9% 10.4% 21.0% 15.1% As of

25 For Additional Information Please Contact: Thomas Cestare, CFO @ (215)-864-6009 or tcestare@thebeneficial.com www.thebeneficial.com Corporate Headquarters: 1818 Beneficial Bank Place 1818 Market Street, 22nd Floor Philadelphia, PA 19103 ADDITIONAL INFORMATION